The Turkish Investment Fund, Inc.	The Turkish Investment Fund, Inc. Symbol: TKF CUSIP: 900145103 March 31, 2006

First Quarter Review

Performance

For the three month period ended March 31, 2006, the Turkish Investment Fund, Inc. (the “Fund”) had a total return, based on net asset value (“NAV”) and market price per share of 8.15%, net of fees and 0.83%, respectively, compared to 6.23% for its benchmark, Morgan Stanley Capital International (the “MSCI”) Turkey Index, expressed in U.S. dollars. On March 31, 2006, the closing price of the Fund's shares on the New York Stock Exchange was US$24.45, representing a 17.72% premium to the Fund's net asset value per share.

Strategy

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The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuations, and sentiment.

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We are focusing on sectors that should benefit from improving domestic demand and fixed investment, including media, consumer discretionary and building materials.

Outlook

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We remain optimistic that the Turkish government will continue with significant EU-related economic and political reforms and view market setbacks as opportunities. We believe the prospect of joining the EU has lowered the political risk, supported the institutional reform process and will continue to serve as a catalyst for foreign direct investment flows.

Investment Performance (%)*

Average annual total return, based on NAV (periods ended March 31, 2006)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-221-6726. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Fund Profile

Objective

Seeks long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Turkish corporations.

Philosophy

We believe we may achieve superior returns by selecting securities that demonstrate attractive growth, reasonable valuations, and attractive fundamentals. From a qualitative prospective, we look for companies with sound management and a strong competitive position within their markets.

Process

We analyze Turkey from a top-down and bottom-up perspective.  The investment process combines an understanding of macroeconomic drivers, an assessment of sector dynamics and an analysis of specific stocks.  The political and macroeconomic outlook for Turkey is critical to the process and targets sectors and stocks that leverage these views. We examine stock specific factors such as market opportunity, competitive position, operating dynamics and sentiment.

Equity Characteristics**

Portfolio

Fiscal YTD Turnover

57%

Annual Fiscal Turnover (2005)

67%

Top Five Equity Sectors (%)

Financials

33.37

Consumer Discretionary

21.95

Consumer Staples

16.04

Industrials

13.02

Materials

10.72

Top Ten Industries (%)

Commercial Banks

23.60

Media

19.46

Food & Staples Retailing

12.81

Construction Materials

9.69

Building Products

6.06

Machinery

4.92

Diversified Financial Services

3.69

Real Estate

3.45

Beverages

2.92

Top Five Holdings (%)

Turkiye Garanti Bankasi As

9.29

Dogan Yayin Holding

8.83

Bim Birlesik Magazalar As

7.49

Turkiye Is Bankasi

6.31

Gima

5.32

Subject to change daily. Provided for
informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned or securities in the industries shown above. The allocation figures represent a percentage of the Fund’s net assets as of March 31, 2006.

Fiscal YTD and Annual Fiscal turnover represents turnover from the beginning of the Fund’s fiscal year (October).

See reverse for important information

The Turkish Investment Fund, Inc.	The Turkish Investment Fund, Inc. Symbol: TKF CUSIP: 900145103 March 31, 2006

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. To obtain a prospectus, download one at www.morganstanley.com/turkishfund or call 1-800-221-6726. Please read the prospectus carefully before you invest or send money.

Risk Considerations

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities’ values also fluctuate in response to activities specific to a company. Geographic concentration. Investing in securities of Turkish corporations involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange Lira for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f ) greater political, economic and social uncertainty. Furthermore, future actions of the Turkish Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in Turkey are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in Turkey than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of Turkey. Unlisted securities. While the Fund expects primarily to invest in equity securities of publicly traded issuers, it may invest in unlisted equity securities to the extent permitted by any local investment restrictions.  These investments may involve a high degree of business and financial risk.  Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities.  In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Nondiversification. Because this fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the fund’s overall value to decline to a greater degree than a less concentrated portfolio. Small-cap stocks. Stocks of small-sized companies carry special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. Derivative instruments. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund's performance.

Other Considerations

* The MSCI Turkey Index is an unmanaged index of common stocks. The Index is approximately 50% weighted in the banking sector. The Fund is allowed to invest no more than 25% of its net assets in any one sector. Investors cannot invest directly in an index.

* The Turkish Investment Fund, Inc. returns assume the reinvestment of all dividends and income. Returns reflect past performance and are compared to an unmanaged market index. Returns for less than one year are cumulative (unannualized).

The Turkish Investment Fund, Inc. is advised by Morgan Stanley Investment Management Inc.

Morgan Stanley is a full-service securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Date of first use is June 5, 2006.

For additional information, please call 1-800-221-6726.

Management Team

The Emerging Markets Equity team manages the Fund. Current members include:

Paul Psaila

Executive Director

12 years of investment experience.

Eric Carlson

Executive Director

11 years of investment experience.

Team members may change without notice from time to time.

1221 Avenue of the Americas New York, New York 10020	Morgan Stanley Investment Management IS05-01012P-T09/05